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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      February 6, 2008 (January 23, 2008)


                        Ace Marketing & Promotions, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
            (State or jurisdiction of incorporation or organization)

                                    000-51160
                            (Commission File Number)

                                   11-3427886
                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))


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Item 3.02 Unregistered Sales of Equity Securities

         On January 23, 2008, Ace granted an employee options to purchase 1,000,000 shares of Common Stock vesting in four equal annual installments commencing on May 1, 2009. The options are exercisable at $1.00 per share.

Item 7.01 Regulation FD Disclosure.

         Reference is made to the press release appended hereto as Exhibits
99.1.

Item 8.01 Other Events.

         On February 5, 2008, the Registrant released to the public the appended press release which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit

99.1     Press Release dated February 5, 2008.



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           ACE MARKETING & PROMOTIONS, INC.


Dated:  February 6, 2008                   By: /s/ Michael D. Trepeta
                                           -------------------------------------
                                           Michael D. Trepeta, President